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                                                                   EXHIBIT 23.01

                        CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statements (Form S-8 No. 33-71462, Form S-8 No. 333-05253, Form S-8 No. 333-15191 and Form
S-8 No. 333-61997) pertaining to Occupational Health + Rehabilitation Inc of our report, dated March 12, 1999, with respect to the consolidated financial statements of Occupational Health + Rehabilitation Inc included in the Annual Report (Form 10-K) for the year ended December 31, 1998.


                                                       ERNST & YOUNG LLP

Boston, Massachusetts
March 26, 1999